PROSPECTUS  |  OCTOBER 21, 2023, AS REVISED NOVEMBER 1, 2024

The AB Active ETFs

AB Conservative Buffer ETF (Ticker Symbol: BUFC) (Exchange: Nasdaq)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Conservative Buffer ETF

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a conservative level of capital appreciation while providing the potential for some downside protection against market declines.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.69%	(a)

Distribution and/or Service (12b-1) Fees(b)	None

Other Expenses(b)	.00%

Total Annual Fund Operating Expenses(b)	.69%

(a)

The Fund’s investment advisory agreement provides that AllianceBernstein L.P. (the “Adviser”) will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions.

(b)	These amounts are estimated for the current fiscal year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$70

After 3 Years	$221

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. The Fund has no operating history and therefore has no portfolio turnover information.

PRINCIPAL STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by investing, under normal conditions, substantially all of its assets in a combination of exchange-traded options contracts on an underlying ETF (“Underlying ETF”). The Underlying ETF (initially expected to be the SPDR® S&P 500® ETF Trust) is an ETF that seeks to track the investment results of the S&P 500 Index (the “Underlying ETF’s Index”), which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. The Fund uses an options strategy that seeks to produce investment outcomes based on the performance of the Underlying ETF, subject to an approximate upside limit typically between 2 and 4% (“Hedge Period Cap”), while also seeking to provide protection against Underlying ETF share price declines of up to a 15% limit (“Hedge Period Buffer”), over a designated period (typically 90 days, but may be up to 120 days, after portfolio rebalance) (each, a “Hedge Period”). Periodically, the Fund may bear a “first loss” of 1% when doing so permits the Fund to maintain a higher Hedge Period Cap, as explained below. The Adviser seeks to monitor the performance of this Options Portfolio (as defined below) and may rebalance the portfolio (by liquidating all or a portion of the Options Portfolio)

at any time to protect capital or lock-in some portfolio gains of the Fund (“Upside Ratchet”), depending on its evaluation of market conditions. If there is an Upside Ratchet, the Hedge Period may be shorter. The Fund does not pursue a “defined outcome” strategy and the Hedge Period Buffer may not protect the Fund against losses. Each Hedge Period is measured from the time of the Fund’s investment in the Options Portfolio, not from the time that an investor purchases shares of the Fund. At the time of purchasing Fund shares, an investor may be unable to determine the Fund’s position relative to the Hedge Period Cap and Hedge Period Buffer.

The Underlying ETF’s Index covers approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the Underlying ETF’s Index are weighted based on the float-adjusted market value of their outstanding shares. The Underlying ETF’s Index consists of securities from a broad range of industries. The components of the Underlying ETF’s Index are likely to change over time.

The Fund may also invest in equity securities of large capitalization companies or instruments with similar economic characteristics, S&P 500 Index options, shares of AB Government Money Market Portfolio, U.S. Government securities and cash and money market securities. For these purposes, “large capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the S&P 500 Index.

Investments. The Fund typically utilizes customized call and put equity or index exchange-traded options contracts that reference the Underlying ETF, referred to as Flexible Exchange Options (“FLEX Options”), as well as other listed options that reference the price performance of the Underlying ETF, the Underlying ETF’s Index, or ETFs that replicate the Underlying ETF’s Index. FLEX Options provide investors with the ability to customize key option contract terms such as strike price, style and expiration date. The Fund intends to transact in four options: long put options, short put options, short call options and long call options (the “Options Portfolio”)—for the purposes of implementing the strategy and establishing the Hedge Period Cap and Hedge Period Buffer.

Options Portfolio
Investment Type	Strategy Purpose
Purchase Call (FLEX Option)	Obtain Economic Exposure to Shares of Underlying ETF

Purchase Put (FLEX Option)	Establish Hedge Period Buffer

Write Put (FLEX Option)	Establish End of Hedge Period Buffer

Write Call (FLEX Option)	Establish Hedge Period Cap

Hedge Period Cap and Hedge Period Buffer. The Hedge Period Cap is established by selling a call option that will limit the Fund’s ability to realize any increase in the value of the shares of the Underlying ETF above the strike price. The Fund estimates that the Hedge Period Cap will range from between 2% and 4%. For each Hedge Period, the Hedge Period Cap is based on the strike price of the short call options for that Hedge Period. The strike price for the option is expected to change for each Hedge Period, depending on prevailing market conditions, resulting in a different Hedge Period Cap for each Hedge Period.

The Hedge Period Buffer is established by using a combination of options that operates to provide downside protection against a portion of the Underlying ETF’s share price decline for the applicable Hedge Period. The Fund may assume a loss attributable to the first 1% decline in the Underlying ETF’s share price at the time of establishing the Options Portfolio, and then the Hedge Period Buffer protects the Fund against further losses attributable to such share price declines, up to a 15% limit. If prevailing market conditions allow, the Fund will have less than a first loss of 1%. The Hedge Period Buffer does not protect the Fund against losses attributable to Underlying ETF share price declines exceeding 15%.

The Hedge Period Cap and the Hedge Period Buffer are determined without regard to any fees or expenses charged to the Fund, which will have the effect of reducing the Hedge Period Cap or the Hedge Period Buffer for a Hedge Period.

The Fund seeks to generate returns that match those attributable to the share price of the Underlying ETF, up to the Hedge Period Cap, while limiting downside losses attributable to the Underlying ETF share price declines. The hypothetical graphical illustration provided below is designed to illustrate the outcomes that the Fund seeks to provide for investors who hold shares for the entirety of a Hedge Period. There is no guarantee that the Fund will be successful in its attempt to provide the outcomes for any Hedge Period.

Hedge Period

The Fund’s options strategy is designed to be implemented over Hedge Periods.

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Options Portfolio Upside Ratchet. Once the Options Portfolio is established for a Hedge Period, the Adviser analyzes whether to engage in the Upside Ratchet of the Options Portfolio based on the Adviser’s assessment of the maximum potential remaining upside return of the portfolio. As a result of the performance of the FLEX Options during the Hedge Period to date, the Fund may have little or no upside available for the remainder of that Hedge Period because the Underlying ETF’s share price has increased in value substantially above the Hedge Period Cap. In these circumstances, the Adviser may, before expiration of the option term, unwind the then-current Options Portfolio and enter into new FLEX Options that establish a new Hedge Period, which would expire on the last business day of the next closest month-end period beyond three months. By engaging in the Upside Ratchet of the Options Portfolio, the Fund retains the potential to capture further increases in value when the market price of the Underlying ETF is increasing. This rebalancing may be implemented over several days, during which the Fund may have a blended portfolio consisting of old options and new options.

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Hedge Period Transitions. If there is no Upside Ratchet of the Options Portfolio as the Fund approaches the end of a Hedge Period, the Adviser intends to rebalance the Options Portfolio for a new Hedge Period. This rebalancing may be implemented over several days, during which the Fund may have a blended portfolio consisting of expiring options and new options. At the end of each Hedge Period transition, the Fund expects to hold only new options as a result of this rebalancing.

Additional Information about the Fund’s Investment Strategy

In lieu of purchasing a call to obtain economic exposure to the Underlying ETF (as indicated in the chart above), the Fund may seek to gain equivalent economic exposure by engaging in the following. The Fund may purchase a longer maturity near-zero strike call; purchase shares of the Underlying ETF; purchase shares of one or more other ETFs that replicate the Underlying ETF’s Index; purchase a combination of equity securities that in the aggregate seek to track the share price return of the Underlying ETF; or invest in money market funds and/or other cash equivalents and purchase and sell a combination of call and put options that seek to replicate exposure to the Underlying ETF.

The Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case.

PRINCIPAL RISKS

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Market Risk: The value of the Fund’s assets will fluctuate as the markets for securities in which the Fund invests fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market. The Fund is exposed to market risk indirectly through its targeted exposure to the Underlying ETF.

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Buffered Loss Risk: There can be no guarantee that the Hedge Period Buffer will be successful in protecting the Fund from the impact of Underlying ETF price declines. Despite the intended Hedge Period Buffer, a shareholder may lose money by investing in the Fund. If, during a Hedge Period, an investor purchases shares of the Fund after the date on which the Fund has entered into FLEX Options or sells shares of the Fund prior to the expiration of the FLEX Options, the Hedge Period Buffer that the Fund seeks to provide may not be available and the investor may not receive the full, or any, benefit of the Hedge Period Buffer. The Fund does not provide principal protection, and an investor may experience significant losses on an investment in the Fund.

A blended portfolio of expiring options and new options could impact the Fund’s ability to realize the full, or any, benefit of the Hedge Period Buffer and may subject the Fund’s return to an upside limit that is slightly lower or higher than the Hedge Period Cap for the applicable Hedge Period. Accordingly, an investor may bear losses against which the Hedge Period Buffer is anticipated to protect and may be subject to an upside limit that is lower than the Hedge Period Cap.

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Buffer/Cap Change Risk: A new Hedge Period Buffer and a new Hedge Period Cap are established each time the Options Portfolio is implemented, including after an Upside Ratchet event. The duration of a Hedge Period Cap or Hedge Period Buffer may vary.

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Capped Upside Risk: If an investor purchases shares of the Fund after the first day of a Hedge Period and the value of the Underlying ETF shares is at or near to the Hedge Period Cap for that Hedge Period, there may be little or no ability for that investor to experience an investment gain on their Fund shares unless the Fund engages in an Upside Ratchet of the Fund’s Options Portfolio. If an investor does not hold its shares of the Fund for an entire Hedge Period, the returns realized by that investor may not replicate those the Fund seeks to achieve. If the Underlying ETF experiences gains during a Hedge Period in excess of the Hedge Period Cap, unless the Fund has engaged in an Upside Ratchet, the Fund will not participate in those gains beyond the Hedge Period Cap.

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FLEX Options Correlation Risk: Although the value of the FLEX Options structure held by the Fund generally correlates with the share price of the Underlying ETF, the FLEX Options are exercisable at the strike price only on their expiration date, and their daily valuation will not change at the same percentage as the share price of the Underlying ETF. Accordingly, the Fund’s net asset value, or NAV, or market price will not directly correlate on a day-to-day basis with the share price of the Underlying ETF.

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FLEX Options Liquidity Risk: The FLEX Options are listed on an exchange; however, there is no guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading market for FLEX Options may lack depth and liquidity when compared to the trading market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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FLEX Options Valuation Risk: FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of a FLEX Option prior to its expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of a FLEX Option, other than changes in the value of the Underlying ETF, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the Underlying ETF. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, FLEX Options may become more difficult to value and the judgment of the Adviser, as the Fund’s valuation designee, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

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Hedge Period Risk: The Fund’s investment strategy is designed to deliver returns that reference an Underlying ETF and are based on options contracts that are designed to be in place for 90-day periods, although in some cases, the Fund will hold options contracts of longer duration. The Fund may not hold its Options Portfolio for the full duration of the options contracts, and the Adviser may change the Options Portfolio at any time, which would begin a new Hedge Period. Information about the Fund’s holdings is available and updated daily at: www.abfunds.com. Investors acquiring shares of the Fund at different time periods will likely have different investment results based on the price of shares of the Underlying ETF and how the Hedge Period Buffer and Hedge Period Cap are applied. Engaging in Upside Ratchets may potentially cause the Fund to have a higher portfolio turnover rate, and higher cost, than a fund that does not actively adjust its options portfolio prior to expiration. There is no guarantee that any Upside Ratchet will be successfully implemented, or that it will deliver the desired investment result.

The Fund’s Hedge Period Cap and Hedge Period Buffer are designed to work over a particular time frame, the Hedge Period. Investors that acquire Fund shares after the Hedge Period has commenced, or sell Fund shares before the Hedge Period ends or an Upside Ratchet is performed, may have a different investment result than investors who held Fund shares during the entire Hedge Period. The degree to which an investor may benefit from the Hedge Period Buffer or Hedge Period Cap will depend on the point in time when the investor purchases Fund shares and whether the Adviser effectuates an Upside Ratchet. At the time of purchasing Fund shares, an investor may be unable to determine the Fund’s position relative to the Hedge Period Cap and Hedge Period Buffer. If the price of the Underlying ETF is near or has exceeded the strike price of the Fund’s Options Portfolio, there may be little remaining upside potential during a particular Hedge Period, until the Options Portfolio expires or the Adviser effectuates an Upside Ratchet. Investors purchasing Fund shares during this period would still remain subject to significant downside risk before the sought-after protection from the Hedge Period Buffer began. Similarly, if the Underlying ETF has decreased in price significantly to equal or exceed the Fund’s anticipated Hedge Period Buffer, investors would also remain subject to significant downside risk and would receive no benefit from the Hedge Period Buffer. The Fund is continuously offered and a new Hedge Period begins after the end of the prior Hedge Period, with a new Hedge Period Cap and a new Hedge Period Buffer. An investor that holds Fund shares over multiple continuous Hedge Periods may have a different investment result than an investor holding Fund shares for one Hedge Period. The Fund’s return is measured, with respect to the Hedge Period Cap and Hedge Period Buffer, over a single Hedge Period. The Fund’s return over a period longer than a single Hedge Period could differ in amount and direction from the return of the Underlying ETF.

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Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders. The Fund’s higher portfolio turnover could also result in deferral of losses, acceleration of gains or treatment of short-term capital gains as ordinary income, all of which could adversely impact Fund shareholders.

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Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security, such as the Underlying ETF, may have a more significant effect, either negative or positive, on the Fund’s NAV.

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Underlying ETF Risk: The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF, as well as the types of instruments in which the Underlying ETF invests. The Underlying ETF is an exchange-traded unit investment trust that uses a full replication strategy, meaning it invests entirely in the S&P 500 Index. The investment objective of the Underlying ETF is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index, which includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to differences between the portfolio of the ETF and the components of the index, expenses, and other factors.

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Cash Transactions Risk: The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

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Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem Fund shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

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Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

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Management Risk: The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

No performance information is presented for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since December 2023	Senior Vice President of the Adviser

Joshua Lisser	Since December 2023	Senior Vice President of the Adviser

Benjamin Sklar	Since December 2023	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively managed ETF and does not seek to track the performance of an index. Individual shares of the Fund are listed on the Exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to a limited number of Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated basket of cash and/or portfolio securities that the Fund specifies each day. To the extent the Fund’s Creation Units are issued or redeemed for cash, the Fund may incur transaction and other costs, and/or capital gains, which may or may not be offset, in whole or in part, by a transaction fee paid by an Authorized Participant.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads are available on the Fund’s website at www.abfunds.com.

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its affiliates make payments to brokers, dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES, RISKS AND INVESTMENTS

Below is additional information about the Fund’s investment strategies, practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This section does not describe all of the Fund’s investment practices that are non-principal strategies or all of the related risks of such strategies. The Fund’s principal strategies and risks are described in its summary prospectus in the Summary Information section above, and additional information about the Fund’s risks and investments can be found in the Fund’s Statement of Additional Information (“SAI”).

Market Risk

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The Fund is exposed to market risk indirectly due to its exposure to the Underlying ETF. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and NAV and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets may decline.

Derivatives

The Fund uses derivatives as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where the Fund’s derivatives trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.

The Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund’s investment (in some cases, the potential loss is unlimited).

The Fund’s investments in derivatives may include, but are not limited to, the following:

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Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Fund’s investments in forward contracts may include the following:

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Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies. The Fund, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

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Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies.

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Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund’s investments in options include the following:

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Options on Foreign Currencies. The Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.

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Options on Securities. The Fund may purchase or write a put or call option on securities. The Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

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Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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FLEX Options. FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

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Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. The Fund posts initial and variation margin to support its obligations under cleared swaps by making payments to its clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (the “SEC”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. The Fund’s investments in swap transactions include the following:

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Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for the Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

There is no limit on the amount of interest rate transactions that may be entered into by the Fund. The value of these transactions will fluctuate based on changes in interest rates.

Interest rate swap, swaption, cap and floor transactions may, for example, be used in an effort to preserve a return or spread on a particular investment or a portion of the Fund’s portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be used to leverage the Fund’s investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Fund to efficiently increase (or decrease) its duration and income.

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Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases. The Fund will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

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Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Fund may be either the buyer or seller in the transaction. If the Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk and may be illiquid.

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Currency Swaps. The Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

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Total Return Swaps. The Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

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Variance and Correlation Swaps. The Fund may enter into variance or correlation swaps to hedge market risk or adjust exposure to the markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying securities within a given index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Clearing Member Default Risk

Transactions in some types of derivatives, including FLEX Options utilized by the Fund, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Illiquid Securities

The Fund limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940 (the “1940 Act”), the term “illiquid securities” means any security or investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933 (“Securities Act”) or certain commercial paper) may be more difficult to trade than other types of securities.

Investment in Other Exchange-Traded Funds and Other Investment Companies

The Fund may invest in other investment companies, such as closed-end investment companies, unit investment trusts, other ETFs, and other open-end investment companies, including AB Mutual Funds and ETFs, provided that the investment is consistent with the Fund’s investment policies and restrictions. The Fund’s investments in other investment companies will not exceed 10% of the Fund’s total assets. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations. The Fund’s investments in other investment companies will comply with applicable 1940 Act rules.

The Fund’s investments in other investment companies may include money market funds managed by the Adviser, including the AB Government Money Market Portfolio, a series of AB Fixed-Income Shares, Inc. Investments in money market funds are not subject to the 10% limitation set forth above.

SPECIAL RISKS OF EXCHANGE-TRADED SHARES

Fluctuation of Net Asset Value and Share Price

The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The Fund’s shares are listed on the Exchange and can be bought and sold in the secondary market at market prices. Although a share’s market price is expected to approximate its NAV, it is possible that the market price and NAV will vary significantly. As a result, you may sustain losses if you pay more than the shares’ NAV when you purchase shares, or receive less than the shares’ NAV when you sell shares, in the secondary market. During periods of disruptions to creations and redemptions, the existence of extreme market volatility, or lack of an active trading market for the Fund’s shares, the market price of Fund shares is more likely to differ significantly from the Fund’s NAV. During such periods, you may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Disruptions at market makers, Authorized Participants or market participants may also result in significant differences between the market price of the Fund’s shares and the Fund’s NAV. In addition, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

The market price of shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread, which can be greater (wider) when there is little trading volume in Fund shares on the Exchange and lower (narrower) when there is a lot of trading volume in Fund shares. In times of severe market disruption, the bid/ask spread can increase significantly.

Non-U.S. Markets and Foreign Securities

Securities held by the Fund may be traded in non-U.S. markets that close at a different time than the Exchange. During the time when the Exchange is open but after the applicable local market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Fund’s NAV may widen. The Adviser expects that, under normal market conditions, large discounts or premiums to NAV will not be sustained in the long term because of arbitrage opportunities. During the time when the Exchange is open but after the applicable local market has closed, the price of a foreign security that is included in the Fund’s portfolio (and the Fund’s NAV) will be the closing price on that security’s local market, updated for currency changes, until that local market opens again. As a result, the Fund’s NAV may be calculated using “stale” prices of foreign securities. This may contribute to the Fund’s NAV varying more widely from its market price.

Information about the premiums and discounts at which the Fund’s shares have traded is available at www.abfunds.com.

Trading Issues

Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for the Fund’s shares will be maintained or that requirements to remain listed will be met. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants. There are no obligations of market makers to make a market in the Fund’s shares or of Authorized Participants to submit purchase or redemption orders for Creation Units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the market price of Fund shares. To the extent no other Authorized Participants step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face delisting. In addition, trading of Fund shares in the secondary market may be halted, for example, due to activation of individual or market-wide “circuit breakers” affecting the Fund or its portfolio securities. If trading halts or an unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. Foreside Fund Services, LLC (“Foreside” or the “Distributor”), the distributor of the Fund’s shares, does not maintain a secondary market in the shares.

If the Fund’s shares are delisted from the Exchange, the Adviser may seek to list the Fund shares on another market, merge the Fund with another ETF or traditional mutual fund, or redeem the Fund shares at NAV.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS

Investments in the Fund involve the risk considerations described below.

Borrowings and Leverage

The Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by the Fund result in leveraging of the Fund’s shares. The Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls or certain other derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares of common stock and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the

Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage could result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.

The SEC has adopted Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives and certain other forms of leverage into which a fund can enter. Rule 18f-4, among other things, permits a fund to treat certain financing transactions either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f-4.

Foreign (Non-U.S.) Securities

Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A fund that invests in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Sanctions imposed by the U.S. or a foreign country may restrict the Fund’s ability to purchase or sell foreign securities or may require the Fund to divest its holdings in foreign securities, which could adversely affect the value or liquidity of such holdings. The imposition of sanctions could also adversely affect global sectors and economies and thereby negatively affect the value of the Fund’s investments beyond any direct exposure to the countries or regions subject to the sanctions.

In addition, the securities markets of some foreign countries may be closed on certain days when the Fund is open for business, including during normal trading days and on certain days (e.g., local holidays). When the Fund holds securities traded in foreign markets, the market price for the Fund’s shares may be based on the last quoted price of securities traded on a foreign exchange, which may cause a deviation between the market price of the Fund’s share and the NAV per share, which could cause the Fund’s shares to trade at a larger premium or discount. In addition, when a foreign exchange is closed for trading, such as for local holidays the Fund will be unable to add to or exit its positions in certain foreign securities even though it may otherwise be attractive to do so.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund’s investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund’s investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, public health crises (including the occurrence of a contagious disease or illness), revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Foreign (Non-U.S.) Currencies

Investing in and exposure to foreign currencies involve special risks and considerations. A fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

The Fund may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund’s NAV to fluctuate.

Management Risk—Quantitative Models

The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable the Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Future Developments

The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objective and Policies

The Fund’s Board of Directors (the “Board”) may change the Fund’s investment objective without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change to the Fund’s investment objective. Unless otherwise noted, all other investment policies of the Fund may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest in certain types of short-term, liquid, investment grade or high-quality (depending on the Fund) debt securities. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

On each business day, before commencement of trading on the Exchange, the Fund will disclose on www.abfunds.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. Other information concerning the Fund’s portfolio holdings may also be published on the Fund’s website from time to time.

Website Disclosures

The following information about the Fund is available on the Fund’s website, www.abfunds.com, which is publicly available and free of charge:

•	Complete portfolio holdings, including for each security, the ticker symbol, CUSIP or other identifying symbol, description and the quantity and weight of each security in the Fund;

•	The names and quantities of securities that constitute the Fund’s Creation Unit and estimated balancing amount (which will be posted before the commencement of the trading day);

•	The current NAV per share, market price, and premium/discount, each as of the end of the prior business day;

•	A table showing the number of days that the Fund shares traded at a premium or discount during the most recently completed fiscal year and quarter (or for the life of the Fund for new funds);

•	A line graph showing the Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter (or for the life of the Fund for new funds);

•	The median bid/ask spread for the Fund on a rolling 30-day basis; and

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If the premium or discount is greater than 2% for more than seven consecutive trading days, a statement that the premium/discount was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to this premium/discount.

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since the Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Fund invests.

Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or the Fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

INVESTING IN THE FUND

This section discusses how to buy, sell or redeem, or exchange shares of the Fund that are offered through this Prospectus.

HOW TO BUY SHARES

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof. Only an Authorized Participant (as defined under “Creations and Redemptions”) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed and traded on the Exchange, and individual investors can purchase or sell shares in the secondary market through a financial intermediary. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund’s shares trade under the ticker symbol “BUFC.”

When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund’s spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Your ownership of Fund shares will be shown on the records of the financial intermediary through which you hold the shares. The Fund will not have any record of your ownership. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your financial intermediary also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the Fund whose shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your financial intermediary offers these services.

BOOK ENTRY

Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

SHARE TRADING PRICE

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.

The trading price of the Fund’s shares on the Exchange may differ from the Fund’s daily NAV. The Exchange disseminates the approximate value of shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. As the respective international local markets close, the approximate value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15-second interval, but certain holdings may not be updated otherwise if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any representation or warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund’s Board has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Board believes this is appropriate because an ETF, such as the Fund, is intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on the

Exchange at prevailing market prices, the risks of frequent trading are limited.

Although the Fund does not impose any restrictions on the frequency of purchases and redemptions, the Fund reserve the right to reject or limit purchases at any time as described in the SAI.

PREMIUM AND DISCOUNT INFORMATION

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices, and the Fund’s shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information about the Fund’s daily market price and how often shares of the Fund traded on the Exchange are at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund (during the Fund’s four previous calendar quarters (or for the life of the Fund, if shorter)) can be found at www.abfunds.com.

CREATIONS AND REDEMPTIONS

Prior to trading in the secondary market, shares of the Fund are “created” at NAV by Authorized Participants for market makers, large investors and institutions only in block-size Creation Units (25,000 shares) or multiples thereof. Each “creator” or Authorized Participant has entered into an agreement with the Distributor.

A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, Creation Units will generally correspond to the price and yield performance of the Fund. The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with portfolio securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

COSTS ASSOCIATED WITH CREATIONS AND REDEMPTIONS

The Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The creation and redemption transaction fees applicable to the Fund have both fixed and variable components. The standard creation transaction fee, which is fixed, is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee, which is a fixed fee, is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash are also subject to a variable additional fee (up to the maximum amount of 3% of the amount of a creation transaction and 2% of the amount of a redemption transaction). This fee is intended to compensate for transaction, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. From time to time, the transaction fees may be waived when believed to be in the best interests of the Fund.

The Distributor may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Fund to pay Rule 12b-1 fees not to exceed 0.25% per year of the Fund’s average daily net assets. No such fee is currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan. The Fund does not plan to make payments under the Rule 12b-1 Plan within one year of the Fund’s effective date. The Fund will provide 60 days’ notice to shareholders before making payments under the Rule 12b-1 Plan. The Rule 12b-1 Distribution Plan covers materials that may be furnished, at the Adviser’s expense, to financial intermediaries and other service providers that relate to the Fund.

ADDITIONAL PAYMENTS TO BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES

In addition to the commissions paid to or charged by financial intermediaries at the time of sale of Fund shares, the Adviser and its affiliates, at their own expense, provide additional payments to brokers, dealers or other financial intermediaries and service providers for distribution, marketing, promotional, educational and other services. These payments are often referred to as “revenue sharing” payments. In some circumstances, these payments may relate to information provided by brokers, dealers and financial intermediaries about investors in the Fund. In other circumstances, these payments may relate to intermediaries making Fund shares available to their customers, including through technology platforms, “preferred fund” programs, reduced commission programs or to defray or reduce all or a portion of “ticket” or other transactional charges imposed by the intermediary. These types of payments may be viewed as an incentive for a broker, dealer or financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. You should ask your broker, dealer or financial intermediary for more details about any such payments it receives.

The Fund may use brokers and dealers that are also Authorized Participants to effectuate portfolio transactions. The Fund does not consider Authorized Participants’ activities as a factor when selecting brokers or dealers to effect portfolio transactions.

The Adviser or an affiliate may pay fees to an exchange as part of a program to provide compensation to market makers for liquidity and secondary market support services. These fees are provided to market makers that meet certain liquidity and other market quality standards with respect to the Fund. These fees are subject to approval by the SEC and are not paid by the Fund.

HOW THE FUND VALUES ITS SHARES

The Fund’s NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded in non-U.S. markets which trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Fund values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Fund’s Board.

Foreign markets normally close earlier in the day than U.S. markets. The Fund generally determines the value of a security that is primarily traded on a non-U.S. exchange as of the close of trading on that exchange. The value of that security is then converted to its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m., London time, on the day the value of the security is determined.

Pursuant to the valuation procedures, the Adviser, as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act, is responsible for making all fair value determinations relating to the Fund’s portfolio investments, subject to the oversight of the Fund’s Board. When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). Factors considered in fair value pricing may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuers’ financial statements. The Fund may value its securities using fair value prices based on independent pricing services.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim. The Adviser monitors for significant events following the close of trading in foreign markets.

The Adviser has established a valuation committee of senior officers and employees (“Valuation Committee”) to fulfill the Adviser’s responsibilities as the Fund’s valuation designee, which operates under the policies and procedures approved by the Board, to value the Fund’s assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Fund’s assets is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund’s investment adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of June 30, 2023 totaling approximately $692 billion (of which approximately $134 billion represented assets of registered investment companies sponsored by the Adviser). As of June 30, 2023, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 32 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Adviser, comprising approximately 93 separate investment portfolios, had as of June 30, 2023 approximately 2.6 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. The Adviser is paid an annual unitary management fee by the Fund as set forth below and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Fund’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

Fund	Fee as a Percentage of Average Daily Net Assets
AB Conservative Buffer ETF	.69%

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s semi-annual report to shareholders for the fiscal period ending May 31, 2024.

The Adviser acts as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

PORTFOLIO MANAGERS

The management of, and investment decisions for, the Fund are made by the Adviser’s Buffer Investment Team. The Buffer Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for coordinating the Fund’s investments.

The following table lists each person within the Buffer Investment Team with the most significant responsibility for day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Alexander Barenboym; since December 2023; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2018.

Joshua Lisser; since December 2023; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2018. He is also Chief Investment Officer of Index Strategies.

Benjamin Sklar; since December 2023; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2018.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS INFORMATION

Dividends from net investment income from the Fund, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. During the fourth quarter of the calendar year, typically in early November, an estimate of the Fund’s capital gains distribution, if any, will be made available at www.alliancebernstein.com/investments/us/tax-center.htm. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gain distributions to you.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

TAX INFORMATION

Any investment in the Fund typically involves several tax considerations. The information below is intended as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you are encouraged to consult your tax adviser about the tax implications of an investment in the Fund in your particular situation. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov for more information about applicable tax rates and other information.

Taxation of Distributions

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any distributions or realize any capital gains. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

The distributions you receive from the Fund are taxable, whether you take the distributions in cash or reinvest them in additional shares. The Fund’s distributions may be treated either as ordinary income or as long-term capital gain.

Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains, taxable at a maximum rate of 20% for individuals, trusts and estates. The Fund may also make distributions that are treated as “qualified dividend income”, which is taxed at the same rates as long-term capital gains, to the extent such distributions are attributable to, and properly designated by the Fund as, “qualified dividend income”. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations”. The Fund will notify you as to how much of the Fund’s distributions, if any, qualify for these reduced tax rates. The Fund’s income is primarily derived from investments earning interest income, and therefore, under normal circumstances, the Fund expects that none or only a very small portion of its distributions would be “qualified dividend income”.

Other distributions by the Fund are generally taxable to you as ordinary income.

Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce your tax basis in your Fund shares (which will increase the capital gain or reduce the capital loss that you subsequently realize on a sale of your shares). If that basis is reduced to zero (which could happen if you do not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable to you as a capital gain.

Taxation of Sales of Shares

If you sell your Fund shares in the secondary market on an exchange, you may realize gain (or loss). The amount of your gain (or loss) will be the difference between the proceeds of the sale (the market price per share on the date of sale times the number Fund shares sold reduced by the expenses of the sale, if any) and your adjusted basis in those Fund shares sold. Any capital gain or loss is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Long-term capital gains are taxable at a maximum rate of 20% for individuals, trusts and estates. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

Taxation of Creation Units

If an Authorized Participant exchanges securities for Creation Units, the Authorized Participant will generally recognize capital gain or capital loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the Authorized Participant’s aggregate tax basis in the securities surrendered plus any cash paid for the Creation Units. If the Authorized Participant exchanges Creation Units for securities, the Authorized Participant will generally recognize capital gain or capital loss equal to the difference between the Authorized Participant’s tax basis in the Creation Units and the aggregate market value of the securities and the amount of cash received.

Net Investment Income Tax

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of shares.

Foreign Taxes and Foreign Tax Credit

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may be eligible to “pass through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be so eligible, and a fund that invests primarily in U.S. securities will not be so eligible. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

General

If you buy shares before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of shares, may be subject to state and local income taxes.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Fund’s SAI for information on how you will be taxed as a result of holding shares in the Fund.

GENERAL INFORMATION

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law.

Householding. Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

GLOSSARY OF INVESTMENT TERMS

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are investments, such as bonds, that pay a fixed rate of return.

S&P 500 Index is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by the Government National Mortgage Association. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

FINANCIAL HIGHLIGHTS

Financial highlights information is not available because the Fund has not yet commenced operations as of the date of this Prospectus.

For more information about the Fund, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Fund’s annual and semi-annual reports to shareholders, once available, will contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund’s SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report, once available, or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

By Phone:	For Information and Literature: (800) 243-5994

On the Internet:	www.abfunds.com

You may also view reports and other information about the Fund, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-23799

PRO-ETF06-1024